UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 12, 2021

Sunstone Hotel Investors, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-32319	20-1296886
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

200 Spectrum Center Drive, 21st Floor Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

(949) 330-4000

(Registrant’s telephone number including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.01 par value	SHO	New York Stock Exchange
Series E Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRE	New York Stock Exchange
Series F Cumulative Redeemable Preferred Stock, $0.01 par value	SHO.PRF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On March 12, 2021, Mr. Keith P. Russell and Mr. Thomas A. Lewis expressed their intention to not stand for re-election to the Board of Directors (the “Board”) of Sunstone Hotel Investors, Inc. (the “Company”) at the 2021 Annual Meeting of Stockholders (the “2021 Annual Meeting”) of the Company. Their terms will therefore end at the conclusion of the 2021 Annual Meeting. Mr. Russell’s retirement comes after 17 years of distinguished service to the Company, having joined the Company’s Board in 2004. Mr. Lewis’s retirement comes after 15 years of distinguished service to the Company, having joined the Company’s Board in 2006. Both Messrs. Russell and Lewis confirmed to the Board that their determination to not stand for re-election is not the result of any disagreement with the Company relating to its operations, policies or practices.

On March 15, 2021, the Company announced that the Board intends to nominate Ms. Kristina M. Leslie and Ms. Verett Mims for election as members of the Board at the 2021 Annual Meeting. The Board has not yet determined to which committees of the Board Ms. Leslie and Ms. Mims will be appointed.

There are no arrangements or understandings between Ms. Leslie or Ms. Mims and any other person(s) pursuant to which either was nominated for election as a director, and the Company has not entered into, nor has any currently proposed plans to enter into, any transactions in which Ms. Leslie or Ms. Mims has or will have a direct or indirect material interest. In addition, there are no family relationships between Ms. Leslie or Ms. Mims and any other director or executive officer of the Company.

A copy of the press release announcing Messrs. Russell and Lewis’ retirement and Ms. Leslie and Ms. Mims’ nomination is attached hereto as Exhibit 99.1.

Item 9.01Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 15, 2021.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sunstone Hotel Investors, Inc.

Date: March 15, 2021	By:	/s/ Bryan A. Giglia
Bryan A. Giglia Principal Financial Officer and Duly Authorized Officer